Provisions	12 Months Ended
Dec. 31, 2024
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions	Provisions

For the year ended December 31	Note	AROs	Other (1)	Total
January 1, 2024		163	188	351
Additions		—	52	52
Usage		(9)	(36)	(45)
Reversals		—	(12)	(12)
Acquisition		7	—	7
December 31, 2024		161	192	353
Current	23	32	33	65
Non-current	28	129	159	288
December 31, 2024		161	192	353
(1) Other includes environmental, legal, vacant space and other provisions.
AROs reflect management’s best estimates of expected future costs to restore current leased premises to their original condition prior to lease inception. Cash outflows associated with our ARO liabilities are generally expected to occur at the restoration dates of the assets to which they relate, which are long-term in nature. The timing and extent of restoration work that will be ultimately required for these sites is uncertain.